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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 30, 1999.
                                                         --------------


                            CTI GROUP (HOLDINGS) INC.
                            -------------------------
               (Exact name of registrant as specified in charter)



         Delaware                   000-10560                  51-0308583
         --------                   ---------                  ----------
(State or other jurisdic-    (Commission File Number)        (IRS Employer
 tion of incorporation)                                     Identification No.)


2550 Eisenhower Avenue, Norristown, PA                   19403
--------------------------------------                   -----
(Address of principle executive offices)              (Zip Code)


Registrant's telephone number, including area code    610-666-1700
                                                      -----------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


                      ------------------------------------




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                            CTI GROUP (HOLDINGS) INC.
              FORM 8-K RELATING TO ITEM 4: CHANGES IN REGISTRANT'S
                              CERTIFYING ACCOUNTANT

Item 4.           Changes in Registrant's Certifying Accountant

         On March 17, 1999, Zelenkofske Axelrod and Co., CPA's Inc. ("Zelenkofske Axelrod") resigned as the principal independent accountant of CTI Group (Holdings) Inc. (the "Company"). The Company's president was informed verbally by Zelenkofske Axelrod that the resignation was due to the fact that
(i) a different accountant conducts the audit of CTI Data Solutions (International) Ltd., a subsidiary of the Company which is projected to generate a majority of the total fiscal 1998 revenues of the Company and its affiliates and (ii) Zelenkofske Axelrod is no longer undertaking public accounting work for publicly-traded companies such as the Company. Accordingly, this change in accountant was not recommended or approved by the Company's board of directors or an audit or similar committee. The Company, as of the date hereof, is interviewing for the appointment of a new accountant.

         Zelenkofske Axelrod's report on the financial statements of the Company for either of the past two fiscal years ending March 31, 1998, contained no adverse opinion nor disclaimer of opinion, nor was the report modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Zelenkofske Axelrod during the two most recent fiscal years, nor during the subsequent interim period through March 17, 1999, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Zelenkofske Axelrod's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         In addition, during the two most recent fiscal years or subsequent interim period through March 17, 1999, Zelenkofske Axelrod NEVER advised the Company that:

         (1) Internal controls necessary to develop reliable financial statements did not exist;

         (2) Information had come to the attention of Zelenkofske Axelrod which made it unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

         (3) The scope of an audit should have been expanded significantly, or information had come to Zelenkofske Axelrod's attention that it had concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might have precluded the issuance of an unqualified audit report), and the issue had not been resolved to Zelenkofske Axelrod's satisfaction prior to its resignation.



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Item 7.           Exhibits

Exhibit 1:        Letter of Zelenkofske Axelrod and Co., CPA's Inc.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             CTI GROUP (HOLDINGS) INC.
                                    (Registrant)


Date: March 30, 1999         By: /s/ ANTHONY P. JOHNS
                                 --------------------
                                 Name:    Anthony P. Johns
                                 Title:   President & Chief Executive Officer



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